JMB MORTGAGE PARTNERS, LTD.
                               EXHIBIT 10-E
                      ------------------------------

                          JMB REALTY CORPORATION
                         900 North Michigan Avenue
                          Chicago, Illinois 60611

                             December 21, 1994


Spring Hill Associates
c/o Mr. Robert I. Glimcher
One Mellon Bank Center
500 Grant Street
Suite 2000
Pittsburgh, PA 15219

      Re:   Promissory Note in the Original Principal Amount of
$10,500,000.00, dated February 13, 1986 (the "Major Note"), made by Spring Hill Associates (the "Borrower") and Payable to JMB Mortgage Partners, Ltd. -- III ("JMB"), Promissory Note in the Original Principal Amount of $500,000.00, dated February 13, 1986 (the "Minor Note"), made by the Borrower and Payable to JMB and Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of February 13,1986, Executed by Borrower and Accepted by JMB (the "Mortgage")

Dear Mr. Glimcher:

      This letter will memorialize the agreement reached on December 15, 1994 between representatives of JMB and the Borrower regarding the indebtedness (collectively, the "Loan") evidenced by the above-referenced Major Note and Minor Note (collectively, the "Notes"). The Borrower acknowledges that it is in default under each of the documents and instruments evidencing and/or securing the Loan (collectively the "Loan Documents") and JMB has duly and validly accelerated and demanded payment of the Notes and the Loan. JMB and the Borrower have agreed to settle and resolve the outstanding defaults and their respective rights and obligations on the following terms and subject to the following conditions:

      A. POSSESSION AND MANAGEMENT OF PROPERTY. The Borrower agrees to surrender possession, control and management of the real property subject to the Mortgage (the "Property") immediately. In order to effectuate this agreement:

            1. simultaneously with the execution delivery of this Agreement, the Borrower shall execute a notice addressed to each of the tenants of the Property (collectively, the "Tenants") advising the Tenants that the management of the Property has been transferred to a property manager designated by JMB (the "Property Manager"), which notice shall be in form and substance prescribed by the Property Manager;








Spring Hill Associates
c/o Mr. Robert I. Glimcher
December 21, 1994
Page 2



            2. the Borrower shall take all actions as are reasonably necessary to facilitate the transfer of the management of the Property to the Property Manager on or before the close of business on December 21, 1994, including, without limitation, delivering to JMB or the Property Manager upon execution of this letter such materials as the Property Manager may request, including, without limitation, (a) a true, correct and complete rent roll for the "Project" (as defined below) through not earlier than December 16, 1994, (b) a schedule of the Tenants, their respective mailing addresses and the name and telephone number of their respective contact persons, (c) true, correct and complete originals of leases with the respective Tenants (the "Leases"), and (d) true, correct and complete originals of each service, supply and vendor agreements concerning the management and operation of the Project; and (e) true, correct and complete copies (or originals) of the books, records and books of account for the Project; and

            3. from and after the execution of this letter up to and including ninety (90) days after the "Closing Date" (as defined below), the Borrower shall cooperate with JMB and the Property Manager to facilitate the smooth and effective transition of management and control of the Property to the Property Manager and shall respond to such questions and inquiries as the Property Manager may have regarding the Property, the Tenants, the Leases and the books and records of the Property.

      B. LETTERS OF CREDIT. Borrower acknowledges that the sum of not less than $500,000 is presently due and owing to JMB under the Minor Note and that JMB is and shall remain unconditionally entitled to draw in full upon Letter of Credit No. A-302331 (formerly No. 53952-IC), issued by Pittsburgh National Bank (n/k/a PNC Bank, National Association) for the account of Robert I. Glimcher in the amount of $250,000.00 and Letter of Credit No. 01203, issued by Dollar Bank for the account of Michael G. Zamagias in the amount of $250,000.00. Neither Borrower nor either account party under these letters of credit shall take any action to interfere with draws under the letters of credit.

      C. DEED IN LIEU OF FORECLOSURE. The Borrower agrees to sell, assign, convey and otherwise transfer to JMB, its nominee or its designee (the "Grantee") the Property, together with all other real property interests appurtenant thereto, all personal property owned by Borrower and located on the Property, the Leases (including, without limitation, all unapplied



Spring Hill Associates
c/o Mr. Robert I. Glimcher
December 21, 1994
Page 3



security deposits under the Leases) and all other property, rights, titles and interests owned by Borrower in connection with the ownership, use, enjoyment, management and operation of the Property, whether real, personal, tangible or intangible (collectively, the "Project"). In connection with this transaction, JMB, Borrower and other appropriate persons shall execute and deliver such documents and instruments as JMB deems necessary or appropriate (the "Settlement Documents"). The Settlement Documents shall provide, among other things, for the following:

            1. the consummation of the transaction (the "Closing") will take place on a date (the "Closing Date") that is as soon as is practical, but in no event earlier than January 3, 1995;

            2. Grantee's willingness to accept title to all or any portion of the Project shall be subject to such examination and investigation as JMB or Grantee may deem necessary or appropriate, including, without limitation, receipt of a satisfactory environmental audit of the Property, and Grantee may decline to accept all or any portion of the Project;

            3. the Borrower shall sell, assign, convey and otherwise transfer the Project to Grantee, subject only to liens, claims and encumbrances in favor of JMB, real estate taxes not yet due and payable, the rights of Tenants under the Leases and liens, claims and encumbrances reflected as senior to the Mortgage on the title insurance policy insuring the lien of the mortgages issued to JMB in connection with the original of the Loan. The Borrower shall execute and deliver to and in favor of JMB, Grantee and/or the title insurer such affidavits, undertakings and other documents and instruments (including, without limitation, a general contractor's affidavit and a final lien waiver from Borrower's property manager) as are necessary to cause the title insurer to issue to Grantee an owner's title insurance policy satisfying the conditions of this paragraph and to Lender date-down and non-merger endorsements to its existing title insurance policies;

            4. at Closing, Borrower and each of its general partners shall execute and deliver to JMB a general release in form of substance satisfactory to JMB and JMB shall execute and deliver to Borrower a covenant not to sue borrower in connection with any matter arising from, out of or in connection with the Loan, subject to exclusions for (a) matters unrelated



Spring Hill Associates
c/o Mr. Robert I. Glimcher
December 21, 1994
Page 4



                  to the Loan, (b) any claims arising in connection with a bankruptcy or insolvency proceeding applicable to any one or more of Borrower and its partners, (c) any claims arising under the Settlement Documents or from and after the Closing Date, (d) any claims arising out of tortious or fraudulent conduct and (e) any claims arising under the terms or provisions of the Loan Documents relating to environmental matters (which Borrower shall reaffirm in the Closing Documents);

            5. at closing, JMB shall pay the Borrower the sum of Fifty Thousand Dollars ($50,000.00) and shall waive its right to receive additional interest under Section 1(c) of the Major Note and its right to any prepayment premium under the Notes;

            6. JMB and Grantee shall receive and retain, as their sole and exclusive property, all rents and other amounts payable under the Leases for periods from and after January 1, 1995. Borrower represents and warrants that none of Borrower and its partners, agents, employees and other representatives has received any such amounts and covenants and agrees that, if any one or more of such persons and entities does receive any such amounts, he, she or it shall receive and hold such amounts as trustee for JMB and Grantee and shall, immediately upon receipt thereof, endorse and deliver such amounts to the Property Manager;

            7. Grantee shall assume the obligations identified on Schedule A appended to this letter. All other obligations (other than obligations under the Loan Documents) arising, accruing or occurring in connection with the Project up to and including December 31, 1994 shall be Borrower's sole and exclusive responsibility;

            8. the Closing Documents shall include representations and warranties regarding the condition of the Property and the operations of the Project as JMB deems necessary and appropriate;

            9. JMB's obligations under the Settlement Documents (including, in particular, its obligations under Paragraphs 6 and 8 above), shall be subject to such conditions as JMB deems necessary or appropriate, including, without limitation, delivery of estoppel certificates from each






Spring Hill Associates
c/o Mr. Robert I. Glimcher
December 21, 1994
Page 5



                  Tenant and delivery of all of the unapplied security deposits under the Leases;

            10. at Closing, if necessary, the parties shall enter into an appropriate agreement regarding their respective rights and obligations relating to the parking area that overlaps the line between lot 2 and lot 3 in the subdivision of which the Project is a part and any other appropriate agreements with respect to shared maintenance; and

            11. the Settlement Documents shall include such other terms or provisions as JMB may determine are necessary or appropriate in transactions including, without limitation, provisions relating to the waiver of the right to contest relief from the automatic stay in the event that the Borrower subsequently becomes the subject of a bankruptcy or other insolvency proceeding.

      Borrower acknowledges that transactions of the type described in this letter are complex and that, although this letter sets forth the material business terms of such transaction that have been discussed by the parties, the Settlement Documents will contain other business terms as well as legal terms and that this letter does not purport to state all of the terms and conditions of this transaction.

      If this letter accurately sets forth our understanding regarding the matters set forth above, please so signify by executing two (2) duplicate originals of this letter in the space provided below and returning one fully executed duplicate original to the undersigned.

                              Sincerely,

                              JMB MORTGAGE PARTNERS, LTD. -- III, an
Illinois Limited Partnership

                              By:   JMB  Realty  Corporation,  a  Delaware
                                    corporation
                                    Corporate General Partner

                              By:         JULIE WALNER
                              Name:       Julie Walner
                              Title:      Vice President


Spring Hill Associates
c/o Mr. Robert I. Glimcher
December 21, 1994
Page 6



      The foregoing letter accurately sets forth the understanding of the Borrower concerning the matters addressed therein and the Borrower and its general partners intend to be legally bound by the terms and provisions of this letter.

                              SPRING HILL ASSOCIATES


Date:                   By:
                        Name:       Spring Hill Associates
-------------           Title:      General Partner

Date:

-------------                       Robert I. Glimcher

Date:
                                    MICHAEL ZAMAGIAS
12/22/94                            Michael Zamagias  See   accompanying
letter for certain limiting conditions














                                                            14-Dec-94


                SPRING HILL ASSOCIATES OUTSTANDING CHARGES


VENDOR                        PURPOSE                       AMOUNT

ALPHA MESSAGE                 ANSWERING SERVICE             1.91
COMMONWEALTH EDISON           ELEC-RM 240                   8.51
COMMONWEALTH EDISON           ELEC-LOT IGHTS                861.68
PJ'S DELI                     TERMINATION AGR.              300.00
CLIMATE SERVICE               HVAC-TRAV.AGENT               87.90
WASTE MANAGEMENT              TRASH PICK-UP                  2,294.00
COURIER NEWS                  ADVERTISING                   306.31
HIFFMAN SHAFFER               LEASE COMMISS                 ION7,875.00
NORTHERN ILLINOIS ROOFING     ROOFING-TRAV AGENTS           174.50


                                    TOTAL                   $11,971.38



Spring Hill Associates
c/o Mr. Robert I. Glimcher
December 21, 1994
Page 6



      The foregoing letter accurately sets forth the understanding of the Borrower concerning the matters addressed therein and the Borrower and its general partners intend to be legally bound by the terms and provisions of this letter.

                                    SPRING HILL ASSOCIATES


Date:                               By:
                                    Name:       Spring Hill Associates
                                    Title:      General Partner


Date:                                           ROBERT I. GLIMCHER
                                                Robert I. Glimcher


Date:                                           MICHAEL ZAMAGIAS
                                                Michael Zamagias




                            MICHAEL G. ZAMAGIAS
                            The Times Building
                             336 Fourth Avenue
                      Pittsburgh, Pennsylvania 15222

                               (412)391-7887


December 22, 1994


JMB Realty Corporation
900 North Michigan Avenue
Chicago, Illinois 60611

Re:   Your Letter dated December 21, 1994 Addressed to
      SPRING HILL ASSOCIATES C/O ROBERT I. GlIMCHER ("YOUR LETTER")

Gentleman:

As the addressee of Your Letter reflects, for more than seven (7) years Robert I. Glimcher has been the sole Managing General Partner of Spring Hill Associates. More importantly, insofar as Your Letter is concerned, shortly after Spring Hill Associates executed the various Loan Documents (for convenience, all term having initial capital letters, shall have the meaning set forth in Your Letter), all issues concerning the ownership, development, leasing , management and operation of the Project were made solely by Robert I. Glimcher (or the Glimcher Group Incorporated) and I am unable and unwilling individually to make or join in any representation or warranties concerning the condition of the Property or operation of the Project.

Appreciating that time is of the essence, I have conditionally executed Your Letter solely to reflect my agreement as Co-General Partner to grant JMB or its designee the absolute, unconditional right to take over management of the Property immediately and to allow Spring Hill Associates to execute a deed in lieu of foreclosure to JMB or its designee in exchange for $50,000; however, with respect to the specific paragraphs of your letter, I individually agree only to the following provisions:

      - As to paragraph (A), it is acceptable but only to the extent that, with respect to subparagraph 2, I make no representation or warranty as to the truth, correctness or completeness of the documents delivered by Robert
I. Glimcher on behalf of Spring Hill Associates.

      - As to paragraph (B), I acknowledge that the sum of not less than $500,000 is presently due and owing by the Borrower to JMB under the Minor Note; that JMB is entitled to draw in full upon Letter of Credit (No. 01203) issued by Dollar Bank for my account; and that I will take no action to interfere with drawing under that Letter of Credit




JMB Realty Corporation
December 22, 1994
Page 2


      - As to Paragraph (C), subparagraph 1 and 2 are acceptable; subparagraph 3 is acceptable but only to the extent that it includes unpaid real estate taxes, if any; subparagraph 4 is acceptable but only to the extent that the JMB covenant not to sue specifically includes "each of Borrower's partners" and the exclusions in subparagraph "a" through "e" relate separately and severally to the actions of each partner; subparagraph 5 and 6 are acceptable; subparagraph 7 is acceptable but only to the extent that unpaid real estate taxes, if any, are added to Schedule A; subparagraph 9 is acceptable only if the requirement for delivery of estoppel certificates for each Tenant is deleted; subparagraph 10 and 11 are acceptable.

Very truly yours,



Michael G. Zamagias

MGZ:cam

cc:   Katten Muchin & Zavis
      David M. Lesser. Esq.
      Robert I Glimcher




                  AGREEMENT FOR DEED IN LIEU OF FORECLOSE

      THIS AGREEMENT FOR DEED IN LIEU OF FORECLOSURE ("THIS
AGREEMENT" is made and entered into as of the 4th day of April, 1995, by and between SPRING HILL ASSOCIATES, an Ohio general partnership (the "BORROWER"), and JMB MORTGAGE PARTNERS, LTD. - III, an Illinois limited partnership (the "LENDER").

                                 RECITALS

      A. Robert I. Glimcher ("GLIMCHER") and Michael G. Zamagias ("ZAMAGIAS") are the sole general partners of the Borrower. Glimcher is the managing general partner of the Borrower.

      B. Partnership owns that certain real property commonly known as the Spring Hill Fashion Corner Phase I, West Dundee, Illinois and legally described on SCHEDULE A appended to this Agreement (the "LAND"). The Land is improved with various buildings, parking areas, walkways, curbs, gutters and other improvements (the "IMPROVEMENTS"), including, without limitation, a certain one story building containing approximately 125,000 net rentable square feet and a parking are comprised of approximately 629 parking spaces. The Land and the Improvements, together with all easements, tenements, hereditament, strips, gaps, gores, rights of way and other rights, privileges and interests appurtenant thereto, sometimes hereinafter are referred to collectively as the "REAL PROPERTY." The Real Property, together with the "LEASES" (as hereinafter defined) and other real and personal property, whether tangible or intangible, related to the use, enjoyment, ownership, operation and management of the Real Property sometimes hereinafter are referred to collectively as the "PROJECT."

      C. On or about February, 13, 1986, Lender extended to Borrower credit facilities (collectively, the "Loan") in the maximum aggregate principal amount of $11,000,000.00 for the purpose of renovating the Real Property. To evidence and secure the Loan, the Borrower has executed and delivered to Lender various documents and instruments, including, without limitation, the documents and instruments identified and defined on SCHEDULE B appended to this Agreement (collectively, the "LOAN DOCUMENTS").

      D. Without limiting any claims that Lender may allege with respect to other non-performance by the Borrower, the Borrower has failed to pay to Lender when due the scheduled monthly installments of principal and interest payable under the Loan Documents for the months of October, November and December, 1994 and January, 1995 (the "DEFAULTS"). As a result of the Defaults, (1) Lender has duly and validly accelerated the maturity of the Notes and (2) the Loan, including, without limitation, interest thereon at the stated and default interest rates, as applicable from time to time and all other amounts owing to Lender under the Loan and the Loan Documents (collectively, the "LIABILITIES"), is past due and is payable to Lender, without presentment, notice, demand or other action of any person of entity. Except as described in Paragraph F below, Lender has not received payment of any of the Liabilities.

      E. The Borrower and the Lender have executed and delivered a certain letter, dated December 21, l994, (the "LETTER AGREEMENT"), from Lender to Borrower and countersigned by Borrower, Glimcher and Zamagias. Zamagias' acceptance of the Letter Agreement was qualified by a certain letter, dated December 22, 1994, from Zamagias to JMB Realty Corporation, which letter was not acknowledged or accepted by Lender or any of its affiliates and is superseded by the execution and delivery of this Agreement.

      F. Pursuant to the Letter Agreement, among other things, effective on December 23, 1994, the Borrower surrendered to the Lender's designee, JMB Retail Properties Co. (the "PROPERTY MANAGER"), the management of the Project.

      G. On December 22, 1994, the Lender presented to PNC Bank, a Sight Draft pursuant to which it drew the full stated amount of the Glimcher Letter of Credit and to Dollar Bank a Sight Draft pursuant to which it drew the full stated amount of the Zamagias Letter of Credit. Lender hereby acknowledges receipt of the amounts of its draws under the Glimcher Letter of Credit and the Zamagias Letter of Credit, respectively.

      H. The Borrower has requested that the Lender agree to settle and resolve the Liabilities, the Defaults and other matters concerning the Loan and the Project. The parties desire to so settle and resolve such matters without costly and protracted litigation, on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing Recitals, the representations, warranties, covenants and agreements contained in this Agreement, the sum of One Dollar ($1.00) each to the other in hand paid and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the properties hereby represent, warrant, covenant and agree as follows:

                                 ARTICLE I

                        INCORPORATION BY REFERENCE

      1.1 INCORPORATION BY REFERENCE. The foregoing Recitals and each schedule and exhibit appended to this Agreement are incorporated into this Agreement by this reference as if set forth in full in the body hereof.

                                ARTICLE II

            ACKNOWLEDGEMENTS, REAFFIRMATION AND RELATED MATTERS

      2.1 ACKNOWLEDGEMENTS AND REAFFIRMATIONS. The Borrower hereby represents, warrants, acknowledges and agrees as follows:

            2.1.1 the Borrower acknowledges that the Loan and each Note have been duly and validly accelerated and, therefore, the Loan and each Note have matured and that all amounts payable to Lender under the Loan and the Loan Documents, including, without limitation, the outstanding unpaid principal balance thereof, all accrued and unpaid interest thereunder (whether at the stated or default rate) and all other amounts payable thereunder (including, without limitation, attorneys' fees incurred in connection with the negotiation, documentation and consummation of the transactions contemplated by this Agreement and otherwise) are immediately due and payable to Lender by the Borrower pursuant to the various Loan Documents, all without notice, grace, further opportunity for cure, without notice, demand, presentment or any other action by Lender or any other person or entity and without any defense, counterclaim or right of offset, all of the foregoing, if and to the extent available to the Borrower, being hereby unconditionally, irrevocably and expressly waived and disclaimed by the Borrower;

            2.1.2 the Borrower acknowledges and agrees that there is no defense, counterclaim or right of offset with respect to the payment in full of the Liabilities or the enforcement by Lender of any and all of the rights and remedies provided for in the Loan Documents and that the Loan Documents remain in full force and effect, enforceable against Borrower in accordance with their respective terms;

            2.1.3   the Borrower acknowledges and agrees that SCHEDULE
2.1.3 appended to this Agreement is a true and correct schedule of the principal and interest payable under the Loan Documents as of December 31, 1994;

            2.1.4 each of Borrower and (AS EVIDENCED BY THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT IN THEIR CAPACITIES AS GENERAL PARTNERS OF THE BORROWER AND BY THEIR INITIALS SET FORTH BELOW THIS SUBSECTION) Glimcher and Zamagias acknowledges and agrees (a) that, by executing the Letter Agreement, each of Borrower, Glimcher (as to the Glimcher Letter of Credit only) and Zamagias (as to the Zamagias Letter of Credit only) acknowledges that Lender was entitled to draw under the Letters of Credit,
(b) that each of Borrower, Glimcher (as to the Glimcher Letter of Credit only) and

      Zamagias (as to the Zamagias Letter of Credit only) acknowledges that Lender has rightfully drawn the amounts described above under the Letters of Credit and (c) that none of the Borrower, Glimcher (as to the Glimcher Letter of Credit only) and Zamagias (as to the Zamagias Letter of Credit only) has any claim, defense or counterclaim against Lender as a result of such draw


                     RIG                        MGZ

            2.1.5 the Borrower acknowledges that Lender has no further obligation to disburse or advance proceeds of the Loan; and

            2.1.6 the Borrower acknowledges that the Liabilities exceed the value of the "Property" (as hereinafter defined) and that the Borrower has no equity in the Property.

      2.2 The Borrower acknowledges and agrees that, pursuant to the Letter Agreement, the Property Manager has been collecting the rents, issues and profits of the Project for periods commencing on January 1, 1995 and that such rents, issues and profits constitute (and that the Lender may retain such rents, issues and profits as) Lender's sole and exclusive property.


                                ARTICLE III

              CONVEYANCE OF PROPERTY AND RELATED TRANSACTIONS

      3.1 TRANSFERS BY BORROWER. On the terms and subject to conditions contained in this Agreement, Borrower hereby covenants and agrees to sell, assign, convey and otherwise transfer (or cause such sale, assignment, conveyance and transfer) to Lender or Lender's nominee or designee (the "GRANTEE"), on the "Closing Date" (as hereinafter defined), absolutely and free of any right of redemption or other right, title or interest of any person or entity claiming, by, through or under Borrower, other than "Permitted Exceptions" (as hereinafter defined), all of Borrower's present and future right, title and interest in and to the following real and personal property (collectively, the "PROPERTY")

            3.1.1 by a special warranty deed, executed by the Borrower to and in favor of Grantee (the "DEED"), the Real Property;

            3.1.2    by an assignment of leases in the form of SCHEDULE
      3.1.2 appended to this Agreement executed by the Borrower to and in favor of the Grantee (the "ASSIGNMENT OF LEASES"), all leases, licenses and other agreements granting to any person or entity the right to use or occupy all or any portion of the Real Property, including, without limitation, the landlord's right to receive and hold security deposits thereunder and all unapplied security deposits (the "SECURITY DEPOSITS"), all amounts payable to the landlord thereunder other than amounts payable for periods through December 31, 1994, if and to the extent actually paid to Borrower on or before December 22, 1994 (collectively, the "LEASES"), and Borrower's claims in the "INSOLVENCY EVENT" (as hereinafter defined) of F&M Distributors, Inc. (the "F&M CLAIM");

         3.1.3 by one or more warranty instruments of assignment executed by the Borrower to and in favor of the Grantee,
(collectively, the "ASSIGNMENT OF CONTRACTS AND RIGHTS") the following:

            3.1.3.1 if and to the extent in Borrower's possession or otherwise reasonably available from Borrower's design professionals or other contractors, all drawings, plans and specifications relating to any existing or proposed Improvements (the "PLANS"), together with the acknowledgment and consent of each architect and engineer;

            3.1.3.2 all unexpired claims, warranties, guarantees and sureties, if any, received in connection with all or any portion of the Real Property or the "Personal Property" (as hereinafter defined), including, without limitation, the design and construction of the Improvements (the "Warranties");

            3.1.3.3 all annexation, development, sale, service, energy, utility, recapture, supply and maintenance rights, contracts, equipment leases and other agreements relating to the Real Property and/or the Personal Property (including, without limitation, those listed on SCHEDULE
3.1.3.3 appended to this Agreement) (the "CONTRACTS"), if and to the extent that they are assignable and Grantee elects to accept such assignment;

            3.1.3.4 all building, special use and other permits, licenses, certificates of occupancy, franchises and applications for preliminary or final plan approval or any such licenses and permits (including, without limitation, those listed on SCHEDULE 3.1.3.4 appended to this Agreement) issued by any federal, state, county or municipal authority relating to the use enjoyment, ownership, development, construction, maintenance, management, repair and operation of the Real Property and running to or in favor of any one or more of the Borrower and the Real Property (the "Permits"), if and to the extent assignable;

            3.1.3.5 all of the Borrower's rights under and proceeds of all pending insurance claims for damage to or destruction of all or any portion of the Property, unless such damage or destruction has been repaired or rebuilt by the Borrower and the Borrower has advanced funds to pay for such repair or rebuilding;

            3.1.3.6 all of the Borrower's files, books, records and books of accounts (including, without limitation, mailing, customer and "frequent user" lists) relating to the use, enjoyment, ownership, management, maintenance, repair and operation of the Property, other than tax returns, partnership financial records and other items not reasonably related to the ongoing uses, enjoyment, ownership, management, maintenance, repair and operation of the Property; and

            3.1.3.7 all contracts and other intangible personal property now owned by any Borrower and used or useful in connection with the use, enjoyment, ownership, development, leasing, management, maintenance, repair or operation of the Real Property (including, without limitation, trade styles and trade names, licenses, other assignable contract rights, brochures, manuals, advertising material and assignable utility contracts);

         3.1.4 by a warranty bill of sale executed by Borrower to and in favor of Lender (the "BILL OF SALE"), all other personal property of any kind or nature whatsoever, whether tangible or intangible, owned by Borrower and located at or used or useful in connection with the Real Property and/or the Project, including, without limitation, the items identified on SCHEDULE 3.1.4 appended to this Agreement; all furniture, fixtures and equipment located at or otherwise used or useful in connection with the Real Property and/or the Project; all inventories of supplies; all construction, maintenance and repair materials, whether or not stored or situated on the Land; all heating, ventilating, incinerating, lighting, plumbing, electrical, and air conditioning fixtures and equipment; all hot water heaters, furnaces, heating controls, motors and boiler pressure systems and equipment located in or on the Real Property; and all security equipment and means and devices of access (collectively, the "TANGIBLE PERSONAL PROPERTY"); and

            3.1.5 by appropriate instruments of transfer, such other real and personal property that Lender may require.

The property described in Section 3.1.2 through Section 3.1.5, both inclusive, sometimes is referred to in this Agreement collectively as the "PERSONAL PROPERTY."

      3.2 DOCUMENTATION. Each instrument (or so many duplicate originals thereof as Lender or Grantee may reasonably require) of sale, assignment, conveyance or other transfer of the Property shall be in form and substance satisfactory to Lender and Grantee, shall be duly executed, attested, notarized and/or acknowledged, as appropriate, and shall be deposited into the "ESCROW" (as hereinafter defined) by the Borrower simultaneously with the execution and delivery of this Agreement. If and to the extent necessary or appropriate, the Borrower shall update said deposits on the "CLOSING DATE" (as hereinafter defined) by depositing into the Escrow such additional or replacement documents and instruments as are necessary or appropriate. Any two or more of the transfers contemplated by this Article may be effected in a single instrument of transfer, if the parties so agree.

      3.3 NO ASSUMPTION. The Borrower acknowledges and agrees (a) that the acceptance by Grantee of title to the Property shall not create any personal obligations on the part of Grantee to third parties for claims of any kind whatsoever that such third parties might have against any one or more of the Borrower and/or the Property as of the Closing Date, (b) that Grantee will not assume or agree to discharge any obligations or liabilities pertaining to the Property that arose, accrued, occurred or were contracted for on or before December 31, 1994 and (c) that, except as expressly provided in Section 5.4.3, neither Grantee nor Lender shall assume or agree to discharge any obligations or liabilities, no matter when arising or accruing, that Grantee does not expressly assume in writing.

                                ARTICLE IV

                           CONDITIONS TO CLOSING

      4.1   CLOSING CONDITIONS.  Lender's obligations contained in Section
5.4 ("LENDERS'S CLOSING OBLIGATIONS") shall be subject to the prior satisfaction of each and all of the following conditions precedent (the "CLOSING CONDITIONS"), any one or more of which may be waived by Lender, at its sole and absolute discretion:

            4.1.1 the Borrower shall have performed or tendered performance of all of its covenants and agreements to be performed under this Agreement up to and including Closing Date;

            4.1.2 all of the representations and warranties of the Borrower contained in any one or more of this Agreement and the documents and instruments that have been or are to be delivered to Lender in connection with this Agreement (collectively the "SETTLEMENT DOCUMENTS") shall be true, correct, complete and not misleading as of the Closing Date, except to the extent that they expressly relate to an earlier date, in which event Borrower shall update said representations and warranties to the Closing Date and, as so updated, said representations and warranties shall not disclose an adverse change in the physical condition or legal status of the Property taken as a whole, from that previously represented in any one or more of the Settlement Documents;

            4.1.3 Lender shall have conducted and shall be satisfied with such matters regarding the physical condition and legal status of the Property, including, without limitation, status of title to Real Property, the absence of hazardous substances and related materials and the compliance of the Property with applicable environmental and other safety and health laws; and

            4.1.4 Ticor Title Insurance Company (in this capacity, the "TITLE INSURER") shall be prepared to issue:

                    4.1.4.1 to Lender, datedown and so-called "non-merger" endorsements to Lender's existing Title Insurance
Policy No. K-36506 (the "ENDORSEMENTS"); and

                    4.1.4.2 to Grantee, an ALTA owner's title insurance policy (or a marked-up commitment having the force and effect of a policy), effective the Closing Date, insuring Grantee's fee simple absolute title in and to the Real Property, subject only to those liens, claims and encumbrances identified on Part A of SCHEDULE 4.1.4.2 appended to this Agreement (the "PERMITTED EXCEPTIONS"), and including extended coverage over general exceptions and the following endorsements: 3.1 zoning (with parking), access, contiguity,survey accuracy, location, restrictions, encroachment and tax lot, and any other endorsements that Lender reasonably may require after review of the title commitment and survey (the "TITLE POLICY").

      4.2   COVENANTS PENDING CLOSING.

            4.2.1 TRANSITION AND COOPERATION. From and after the execution and delivery of this Agreement up to and including the ninetieth
(90) day after the Closing Date, the Borrower shall cooperate with the Lender, the Property Manager and the Grantee to (a) review, analyze and interpret the books and records delivered to Lender, Property Manager or Grantee, (b) assist Lender, Property Manager and Grantee in the orderly and effective transition of ownership and management of the Property, (c) settle any claims involving third parties and (d) respond to such questions and inquiries as Lender, Property Manager and the Grantee may have regarding the Property, the Project and the books and records of the Property and the Project. The Borrower shall cooperate with Lender and take such actions as necessary or appropriate to assist Lender in obtaining estoppel certificates, subordination and attornment agreements and other arrangements that Lender, Property Manager or Grantee may desire with any tenants under the Leases or parties to any of the Contracts.

            4.2.2 RECEIPT AND REMITTANCE OF FUNDS. If Borrower has received, from and after December 23, 1994 up to and including the date of this Agreement, or receives from and after the date of this Agreement any amounts payable to it under any Lease or otherwise in connection with the ownership, use, enjoyment and management of the Project, it shall receive and hold such amounts as trustee for the Lender and the Grantee and shall, immediately upon receipt thereof (or, with respect to any such amounts received up to and including the date of this Agreement, simultaneously with the execution and delivery of this Agreement) endorse, pay and deliver such amounts to the Property Manager.

                                 ARTICLE V

                                  CLOSING

      5.1 TIME AND PLACE OF CLOSING. The consummation of the transfers described in Article III and related transactions contemplated by this Agreement (the "CLOSING") shall take place at 10:00 am. local Chicago time at the offices of Lender's attorneys designated in Article X or at such other place in the metropolitan Chicago area as Lender may designate, and through a closing escrow (the "Escrow") established pursuant to an agreement (the "ESCROW AGREEMENT") with Ticor Title Insurance Company (in this capacity, the "ESCROW AGENT"). The Closing shall take place on the third business" day after all of the Closing Conditions have been satisfied or waived by Lender (the "CLOSING DATE"), but in no event later than April 6, 1995 (the "OUTSIDE DATE"). If the Closing does not occur on or before the Outside Date for any reason other than default by Lender:

            5.1.1 Lender may, by giving notice to Borrower, at any time thereafter, terminate this Agreement, in which case, Lender's obligation to consummate the transactions contemplated by this Agreement shall be null, void and of no further force or effect and Lender may pursue any and all of the rights or remedies available to it under the Loan Documents, at law or in equity against the Property and/or the Borrower; or

            5.1.2 Lender may elect to accept title to the Property as provided in Article III, but shall be relieved of Lender's Closing Obligations, in which event all aspects of the Closing other than the performance and delivery of Lender's Closing Obligations shall occur on a day designated by Lender in a notice given to the Borrower, which day shall be the Closing Date.

      5.2 DELIVERIES GENERALLY. Where appropriate, any documents and instruments to be executed and delivered at the Closing may be executed in counterparts. With respect to any such document or instrument, each such counterpart shall constitute an original, but all such counterparts together shall constitute one instrument or agreement. At the Closing, each party shall execute and deliver to the other so many counterpart or duplicate originals of each such document and instrument as the other reasonably may request.

      5.3 BORROWER DELIVERIES. On the Closing Date, Borrower shall deliver or cause to be delivered to Lender and/or Grantee, as appropriate, the following documents and instruments, each executed, attested, notarized and/or acknowledged, as appropriate:

            5.3.1    [INTENTIONALLY OMITTED]

            5.3.2    the Deed;

            5.3.3    the Bill of Sale;

            5.3.4    the Assignment of Leases;

            5.3.5    the Assignment of Contracts and Rights;

            5.3.6 appropriate instruments executed by appropriate persons and entities sufficient to sell, assign, convey and otherwise transfer all of the other rights, titles, interests and properties described in Article III;

            5.3.7 if and to the extent not previously delivered to the Property Manager, possession, dominion and control of the Property and the documents, instruments, agreements and records constituting or evidencing the Property, including, without limitation, the original Leases, Contracts, Plans and Permits;

      5.3.8   a Release of Lender and Affiliated Persons in the form of
SCHEDULE 5.3.8 appended to this Agreement, executed by the Borrower, Glimcher and Zamagias;

      5.3.9 such documents and instruments as are necessary to evidence the organization and existence of the Borrower and the due authorization of the transactions contemplated by this Agreement, including, without limitation, a photocopy of Borrower's partnership agreement, certified as true, correct, complete and in full force and effect by each of Glimcher and Zamagias and an opinion of counsel to the Borrower, Glimcher and Zamagias, dated as of the Closing Date, in form and substance acceptable to Lender, addressing, with respect to this Agreement and the other Settlement Documents, capacity, organization, existence, good standing, power, authority and due authorization, non-contravention, legality, validity, binding effect and enforceability;

      5.3.10 evidence of termination of all management and brokerage agreements affecting the Real Property, pursuant to which each contracting person shall, on its own behalf and on behalf of its affiliates, successors and assigns, acknowledge full and final payment of or waive any and all rights or claims to any management fees, brokerage commissions and any other fees and expenses associated with the Property;

      5.3.11 a waiver of statutory lien rights against the Real Property from any service or material provider, property manager and broker sufficient to release in full any lien or potential claim for lien that such person may have against the Real Property;

      5.3.12 the Endorsements, the Title Policy and such other documents and instruments as are necessary to cause the Title Insurer to issue the Endorsements and the Title Policy, including, without limitation, a GAP undertaking, an ALTA statement and an affidavit of no new improvements;

      5.3.13 an affidavit sufficient to establish that the Real Property is exempt from the disclosure requirements of the Illinois Responsible Property Transfer Act;

      5.3.14 if the Closing Date occurs after the effective date of this Agreement, a certificate regarding representations and warranties sufficient to evidence satisfaction of the Closing Condition set forth in
Section 4.1.2;

            5.3.15 photocopies of the (or, if not theretofore delivered to Property Manager, the original) Leases, certified by the Borrower to be true, correct and complete;

            5.3.16 a rent roll setting forth such information as of December 23, 1994 as Lender, Grantee and Property Manager may require (the "Rent Roll"), certified by Borrower to be true, correct and complete;

            5.3.17 photocopies of the (or, if not theretofore delivered to Property Manager, the original) Contracts and Permits, certified by Borrower to be true, correct and complete;

            5.3.18   a certificate of non-foreign status;

            5.3.19 such additional documents as are necessary to evidence assignment of the F&M Claim; and

            5.3.20 such other documents and instruments are the reasonably necessary appropriate to effectuate the Closing, provided that said documents and instruments are not inconsistent with the parties' intent as expressed in this Agreement.

      5.4 LENDER'S DELIVERIES. On the Closing Date, Lender shall, as Lender's Closing Obligations, deliver or cause to be delivered to the Borrower the following:

            5.4.1    [INTENTIONALLY OMITTED]

            5.4.2 a Covenant Not to Sue Borrower and Affiliated Persons in the form of SCHEDULE 5.4.2 appended to this Agreement, duly executed, attested, notarized and/or acknowledged, as appropriate; and

            5.4.3 an appropriate instrument pursuant to which Lender shall assume Borrower's obligation to pay the expenses of the Property identified on SCHEDULE 5.4.3, duly executed, attested, notarized and/or acknowledged, as appropriate.

      5.5 JOINT DELIVERIES. On the Closing Date, the parties shall jointly execute and deliver the following:

            5.5.1    a closing and settlement statement;

            5.5.2 the Escrow Agreement or such to the Escrow Agreement as are reasonably necessary to provide for the consummation of the transactions contemplated by this Agreement;

            5.5.3 State of Illinois and, if applicable, City of West Dundee real estate transfer declarations; and

            5.5.4 such other documents and instruments as are reasonably necessary to consummate the transactions contemplated by this Agreement, provided that said documents and instruments are not inconsistent with the parties' intent as expressed in this Agreement.

      5.6 FURTHER ASSURANCES. The Borrower covenants and agrees that, with regard to any items that it is required to deliver or cause to be delivered to Lender or Grantee pursuant to this Agreement, to the extent that such items are not fully delivered to Lender or Grantee on the Closing Date, unless Lender or Grantee formally waives any such requirement in writing, Borrower shall cooperate fully with Lender and Grantee on and after the Closing Date so that such items are delivered to Lender or Grantee.

      5.7 PRORATIONS. APPORTIONMENTS. ADJUSTMENTS AND COSTS. The amounts payable under Sections 5.3 and 5.4 above may be offset and adjusted at Closing. In addition, the following items shall be paid and adjusted in the manner hereinafter set forth:

            5.7.1 provided that all real estate taxes due and payable on or before the Closing Date shall have been paid in full, there shall be no proration of real estate taxes;

            5.7.2 Lender or Grantee shall be entitled to receive and retain, as their sole and exclusive property, all rents and other amounts payable under the Leases for periods from and after January 1, 1995. In addition, Lender or Grantee shall be entitled to receive and retain, as their sole and exclusive property, all rents and other amounts payable under the Leases for periods prior to January 1, 1995 that had not been collected by the Borrower as of the close of business on December 22, 1994 and, if and to the extent the Borrower or any of its representatives shall have received any such amounts from and after December 23, 1994 and shall not have paid such amounts to the Lender prior to the Closing Date, on the Closing Date, Borrower shall account to Lender for any such amounts in accordance with SECTION 4.2.2 and shall pay such amounts to Lender or Lender shall receive a credit against the payment contemplated by Section
5.4.1 in the amount of any such payments;

            5.7.3 Borrower shall be solely and exclusively responsible for all expenses of the Project arising, accruing or occurring up to and including December 31, 1994 except for those obligations identified on
SCHEDULE 5.4.3 appended to this Agreement and, if and to the extent Borrower, Lender or

      Property Manager have received any statements or invoices for any such obligations, on the Closing Date, the Borrower shall pay such invoices;

            5.7.4 each party shall pay its respective attorneys' fees and costs and all other expenses incurred directly by it in connection with the transactions contemplated by this Agreement; and

            5.7.5 Lender shall pay title insurance premiums, the Escrow Agent's fees and real estate transfer taxes, if any, incurred in connection with the Closing.

                                ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF BORROWER

       6.1 REPRESENTATIONS AND WARRANTIES. Subject to Section 10.16, Borrower hereby represents and warrants unto Lender as follows:

            6.1.1 to its knowledge, the Borrower has provided to Lender and its officers, employees, agents, advisers, attorneys, accountants, architects and engineers access to all Real Property and Personal Property and true and correct and complete originals or photocopies of the Leases, Plans, Contracts, Warranties, Permits, engineering reports, environmental reports, soil reports, compaction tests and utility plans relating to the Property, lease and sale files, correspondence relating to the Property, and the financial and other books and records relating to the use, enjoyment, ownership, development, sale, management, maintenance, repair and operation of the Property so as to enable Lender, Property Manager and Grantee to make such inspections, tests, copies and verifications they consider necessary;

            6.1.2 the execution, delivery and performance by the Borrower of this Agreement and the Settlement Documents does not and will not violate, contradict or interfere with, contravene, breach or otherwise conflict with any agreement, judicial or administrative order or pending or, to the knowledge of the Borrower, threatened legal proceeding to which any one or more of Borrower, Glimcher and Zamagias is a party, by which any one or more of such persons is bound or that otherwise binds or involves in any manner the Property, the Loan, the Loan Documents or the transactions contemplated by this Agreement;

            6.1.3 Borrower is a general partnership duly organized, validly existing and good standing under the laws of the State of Ohio; Borrower has the legal power and authority to execute, deliver and perform this Agreement and the other Settlement Documents; the execution, delivery and performance of this Agreement and the other Settlement Documents have been duly and validly authorized by all required partnership action of the Borrower; and this Agreement and each Settlement Document to be executed by any one or more of Borrower, Glimcher and Zamagias do or shall constitute the legal, valid and binding obligations of such persons, enforceable against them in accordance with their respective terms;

            6.1.4 none of Borrower, Glimcher and Zamagias is the subject of any pending or threatened "Insolvency Event" (as hereinafter defined);

            6.1.5 to its knowledge, the Borrower owns fee simple title to the Property, free and clear of any and all liens, claims or encumbrances except those identified on SCHEDULE 4.1.4.2;

            6.1.6 except for the Permitted Exceptions and otherwise to its knowledge Borrower is not a party to, nor is any portion of the Property bound by, any contract, commitment or other agreement to sell, transfer, convey or assign, to provide rights of first refusal, options or other similar rights with respect to, to lease, license or otherwise grant rights for the use or occupancy of or to otherwise pledge, hypothecate, transfer or dispose of all, any portion of or any interest in the Property;

            6.1.7 to its knowledge SCHEDULE 3.1.4 appended to this Agreement is a true, correct and complete schedule of all Tangible Personal Property;

            6.1.8 to its knowledge SCHEDULE 3.1.3.3 appended to this Agreement is a true, correct and complete schedule of all Contracts. Each such Contract is in good standing and in full force and effect, has not been modified or amended in any manner from the photocopy thereof previously delivered to Lender and no party is in default thereunder;

            6.1.9 to the Borrower's knowledge, SCHEDULE 3.1.3.4 appended to this Agreement is a true, correct and complete schedule of all Permits. Each such Permit is in good standing and in full force and effect, has not been modified or amended in any manner from the photocopy thereof previously delivered to Lender and no party is in default thereunder;

            6.1.10 to the Borrower's knowledge, SCHEDULE 6.1.10 is a true, correct and complete Schedule of all of the Leases; each

Lease is in good standing and in full force and effect, has not been modified or amended in any manner from the photocopy thereof previously delivered to Lender; up to December 23, 1994, there existed no breach, default or other non-performance under any Lease by the Borrower, as landlord, and, except as set forth on SCHEDULE 6.1.10, no tenant is in default thereunder;

            6.1.11 to the Borrower's knowledge, there is no pending or threatened legal proceeding affecting all or any part of the Property;

            6.1.12 to the Borrower's knowledge, (other than those occurrences for which Borrower maintained at the time of such occurrence adequate occurrence based insurance coverage) there has been no personal injury or property damage in, on, upon or about the Real Property for which any person or entity has a claim, right or cause of action against Borrower, any person or entity acting on behalf of a Borrower or all or any portion of the Property and the Borrower has, at all times during the past five (5) years, maintained in full force and effect adequate "occurrence" insurance to protect against any such claim;

            6.1.13 to the Borrower's knowledge, the current condition, use and operation of the Property complies with currently applicable zoning and building laws and does not otherwise violate any applicable governmental requirements and Borrower has not received any notice from any governmental authority of any proposed or actual zoning change or any violation of any governmental requirement in respect of all or any portion of the Property that has not been corrected and removed from the appropriate public record;

            6.1.14 to the Borrower's knowledge, Borrower has not received any notice of and there is not presently contemplated or pending any special assessment against or increase in assessed valuation of all or any portion of the Real Property;

            6.1.15 to the Borrower's knowledge, Borrower has not received any notice of and there do not exist any defects, inadequacies or other conditions that have not been corrected or, if not corrected, would result in the impairment, termination of or increase in the premium under any insurance coverage applicable to all or any portion of the Real Property or the owner thereof or that would otherwise adversely affect the insurability of the Real Property or the owner thereof;

            6.1.16 to the Borrower's knowledge, the Borrower owns and there is included among the Property all of the real and personal property, whether tangible or intangible, and all other rights, titles and interests related to the Borrower's use, enjoyment, ownership, management, sale, development, maintenance, repair and operation of the Real Property;

              6.1.17 to the Borrower's knowledge, the Real Property and the transactions contemplated by this Agreement are exempt from the disclosure requirements of the Illinois Responsible Property Transfer Act; and

              6.1.18 to the Borrower's knowledge, except as disclosed in books and records delivered to Lender, there is no information material to the use, enjoyment, ownership, management, sale, development and operation of the Property that has not previously been disclosed to Lender.

                                ARTICLE VII

                            EVALUATION OF AGREE

        7.1   EVALUATION OF AGREEMENT.  Borrower and (AS EVIDENCED BY
THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT IN THEIR CAPACITIES AS GENERAL PARTNERS OF THE BORROWER AND BY THEIR INITIALS SET FORTH BELOW THIS SUBSECTION, BUT SOLELY WITH RESPECT TO HIMSELF AND THE BORROWER), Glimcher and Zamagias each represents, warrants, acknowledges and agrees, that he or it has read and fully understands this Agreement, including, without limitation, the terms and provisions of Article IX; that he or it has had a full and fair opportunity to evaluate this Agreement and the transactions and other matters contemplated by this Agreement; that he or it has had a full and fair opportunity to consult with and has consulted with his or its own attorneys, accountants and other business advisers and counselors of his or its choosing in connection with the negotiation, evaluation, execution, delivery and performance of this Agreement, the documents and instruments to be executed and delivered pursuant to this Agreement and the consummation of the transactions contemplated by this Agreement and said documents and instruments; that he or it is sophisticated and experienced in matters such as the Property and the Loan; that consummation of the transactions contemplated by this Agreement may have adverse tax consequences for Borrower, Glimcher and Zamagias have and it has been advised in connection with the transactions contemplated by this Agreement by competent tax advisers of its or his own choosing; and that, in light of the foregoing and under the circumstances taken as a whole, this Agreement, the documents and instruments to be executed and delivered pursuant to this Agreement and the transactions contemplated by this Agreement and said documents and instruments are fair to him or it and equitable in all respects.


                          RIG                     MPZ



                               ARTICLE VIII

                       MATTERS REGARDING CONVEYANCES
                               AND TRANSFERS

      8.1 ABSOLUTE CONVEYANCE. The Borrower acknowledges and agrees that the sale, assignment, conveyance and other transfer of the Property to Grantee pursuant to the terms of this Agreement are in all respects an absolute conveyance of all of its rights, titles and interests in and to all or any portion of the Property, in fact as well as in form, and are not intended as a mortgage, trust conveyance, deed of trust, conditional sale or security interest of any kind or nature whatsoever; that the consideration for such sale, assignment, conveyance and other transfer is exactly as recited herein; and that, after the Closing Date, Borrower will not have further right, title, interest or claims (including, without limitation, any rights of redemption, reinstatement or similar rights) in or to all or any portion of the Property or the proceeds and profits that may be derived therefrom. The Borrower acknowledges and agrees further that the sale, assignment, conveyance and transfer of the Property includes, and that Lender or Grantee shall be entitled to retain, any tax, insurance or other escrows established in connection with the Loan, all of which shall, simultaneously with the Closing, become Lender or Grantee's sole and exclusive property.

      8.2 NO MERGER. The parties hereto affirm, acknowledge and agree, and the Deed may recite that, notwithstanding (a) the execution of this Agreement by Lender, (b) the fact that Lender or its affiliate may be the assignee, grantee or other transferee under any one or more of the instruments of transfer contemplated by this Agreement and (c) the acceptance by Lender or Grantee of the sale, assignment, conveyance or other transfer of all or any portion of the Property as contemplated by this Agreement, the Notes, the Mortgage and all of the other Loan Documents shall, subject, if applicable, to the terms and provisions of the Covenant Not To Sue, remain in full force and effect after the consummation of the transactions contemplated by this Agreement and the indebtedness evidenced by the Notes shall not be canceled or satisfied. The parties hereto further affirm, acknowledge and agree that Grantee's interests in and to the Property under all transfers provided for in this Agreement shall not merge with the interests of the Lender in and to the Property under any one or more of the Loan Documents and such rights, titles and interest shall at all times remain separate and distinct. It is the express intention of the parties to this Agreement, for the purposes of 735 Illinois Compiled Statutes Section 5/15-1401 and otherwise, that the liens and security interests evidenced by the Loan Documents shall be and remain at all times valid and continuous liens and security interests in, to, against and on the Property, notwithstanding the union of any such right, title or interest in Lender and/or its affiliate at any time.

                                ARTICLE IX

                            INSOLVENCY MATTERS

      9.1 AUTOMATIC STAY. If any person or entity, including, without limitation, the Borrower or any of its partners, becomes the subject of any Insolvency Event, each of the Borrower and (AS EVIDENCED BY THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT IN THEIR CAPACITIES AS GENERAL PARTNERS OF THE BORROWER AND BY THEIR INITIALS SET FORTH BELOW THIS SECTION, BUT SOLELY WITH RESPECT TO HIMSELF AND THE BORROWER), Glimcher and Zamagias agree as follows:

            9.1.1 any automatic stay, injunction or other limitation or prohibition against the Lender resulting from such Insolvency Event shall, immediately and automatically, be modified and terminated with respect to Lender, without further notice, hearing or order of court, so that the Lender may proceed to exercise any and all rights and remedies available to it under any one or more of the Loan Documents or otherwise under applicable law against any one or more of the Property and the persons and entities obligated for the payment or performance of the Loan and the Loan Documents, as if no such Insolvency Event had been commenced;

            9.1.2 that he or it, as applicable, shall not contest any motion, application or other action of Lender made or taken in any court of competent jurisdiction seeking the modification or termination of any such automatic stay, injunction or other limitation or prohibition on the enforcement of the agreement set forth in the immediately preceding sentence in a manner consistent therewith; and

            9.1.3 that, in the event of any such Insolvency Event, he or it shall immediately take any and all actions necessary or appropriate to cause this Agreement to be assumed and reaffirmed in such Insolvency Event.

The agreements set forth in this Section constitutes a material inducement to the Lender's agreements SET FORTH in this Agreement.


                    RIG                            MGZ


      9.2 DEFINITION OF INSOLVENCY EVENT. For the purposes of this Agreement, the term "INSOLVENCY EVENT" shall mean any legal proceeding under any law regarding or providing for bankruptcy, insolvency, the appointment of a receiver, guardian, trustee, conservator or similar officer, moratorium or creditors' rights or debtors' obligations generally, commenced voluntarily or, involuntarily.

      9.3 AGREEMENT AS INTERIM CASH COLLATERAL ORDER. If the Borrower becomes the subject of an Insolvency Event, the Borrower agrees, in consideration of the Lender's Closing Obligations and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, as follows:

            9.3.1 if the debtor in said Insolvency Event desires to use "cash collateral" (as that term is defined in the Code), this Agreement shall, without modification, be deemed to be a stipulation between the Lender and the debtor or debtors in said Insolvency Event for the entry pursuant to Section 363 of the Code of a cash collateral order incorporating the terms and provisions of this Agreement, including, without limitation, the terms and provisions of Article II and Article IV. The Borrower shall cooperate with the Lender to cause, and shall not take or omit to take any action that would delay or otherwise hinder, the immediate entry of such a cash collateral order fully incorporating, without supplement or modification (except as may be agreed to by Lender), the terms and provisions of this Agreement. Such cash collateral order (and any subsequent cash collateral order) shall permit the use of such cash collateral (a) only until the end of the applicable exclusivity period provided for in Section 1121(b) of the Code or, if shorter and if applicable, the period for filing a plan reorganization under Section 362(d) and (b) during such period, only to pay the necessary expenses, if any, that the landlord is obligated to pay under any Lease, for the operation or preservation of the Property and to the payment of the Borrower's obligations to Lender under this Agreement and the other Loan Documents; and

      9.3.2 all income from the operation of the Property shall constitute cash collateral in any such Insolvency Event and, to the extent that any such income is used and consumed after the commencement of such an Insolvency Event, the Borrower agrees that such income constitutes collateral for Lender's secured claim under

Section 506 of the Code in the amount so used or consumed. If and to the extent that the collateral securing Lender's claims in said Insolvency Event at any time is deemed or proves to be insufficient to pay Lender's claim in full, Lender's secured claim shall be deemed to have been inadequately protected under the provisions of said cash collateral order (or any subsequent cash collateral order) and Lender shall have an administrative expense claim in said Insolvency Event to such extent. Said administrative expense claim shall have "super priority" over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Code, shall be equal to the priority provided under the provisions of Section 364(c) (1) of the Code over all other costs and administrative expenses of the kind specified in Sections 105, 300, 326, 330, 331, 503(b), 506(c), 507(a), 507(b) or 726 of the Code and shall at all times be senior to the rights of the Borrower, any debtor in possession or any trustee; PROVIDED, HOWEVER, that such administrative expense claims shall be subordinate to the professional fees and reimbursement of professionals' expenses that may be awarded to professionals retained by the debtor in said Insolvency Event pursuant to Sections 330 and/or 331 of the Code and the fees of any bankruptcy trustee.


                                 ARTICLE X

                            GENERAL PROVISIONS

      10.1 NOTICES. Unless expressly provided otherwise in this Agreement, any notice, request, demand or other communication required to be given under this Agreement or any document or instrument executed and delivered pursuant to this Agreement shall be in writing, shall be deemed to be given or delivered (a) on the date of personal delivery of the notice, request, demand or other communication at or before 3:00 p.m. local Chicago time,
(b) on the second business day after the day of mailing of such notice, request, demand or other communication by United States Registered Mail or United States Certified Mail, postage prepaid, or (c) on the next business day after mailing of such notice, request, demand or other communication by express courier, freight charges prepaid, to the parties (including any person or entity designated for receipt of a photocopy thereof) at the following addresses or at such other address as any of the parties may hereafter specify in the aforementioned manner:

if to Borrower:         Spring Hill Associates
                        c/o Glimcher Group, Inc.
                        One Mellon Bank Center
                        500 Grant Street -- Suite 2000
                        Pittsburgh, Pennsylvania  15219
with a copy to:         Michael G. Zamagias
                        Zamagias Properties
                        336 Fourth Avenue
                        Pittsburgh, Pennsylvania 15222

with a copy to:         William I. Kohn, Esq.
                        Barnes & Thornburg
                        200 West Madison Street
                        Suite 2610
                        Chicago, Illinois  60606

if to Lender:           c/o JMB Realty Corporation
                        900 North Michigan Avenue
                        Chicago, Illinois  60611
                        Attention:  Ms. Julie Walner

with a copy to:          Katten Muchin & Zavis
                         525 West Monroe Street
                         Suite 1600
                         Chicago, Illinois 60661-3693
                         Attention:    Synde B. Keywell, Esq. and
                                       David M. Lesser, Esq.

      10.2 ENTIRE AGREEMENT. This Agreement, together with the documents and instruments to be executed and delivered pursuant to this Agreement, constitutes the entire agreement of the parties hereto with respect to the matters addressed herein and therein and, except as expressly set forth herein and therein, supersedes all prior or contemporaneous contracts, covenants, agreements, representations, warranties and statements, whether written or oral, with respect to such matters, including, without limitation, the outline of terms referred to in the Recitals.

      10.3 AMENDMENT. This Agreement may not be amended, changed, modified or terminated, except by written instrument executed by all parties to this Agreement.

      10.4 WAIVER. No waiver by Lender of any failure or refusal of any party to comply with its obligations under this Agreement shall be deemed a waiver of any other or subsequent failure or refusal to so comply by such other party. No waiver shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

      10.5 SEVERABILITY. If any term or provision of this Agreement or application thereof to any person or circumstances shall, to any extent, be found by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each other term or provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law, unless the result would be inconsistent with the manifest intent of the parties or expressed in this Agreement.

      10.6 CAPTIONS. The title of this Agreement and the headings of the various paragraphs of this Agreement have been inserted only for the purposes of convenience, and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

      10.7 GOVERNING LAW. The place of business of Borrower and Lender, the location of the Property, and the place of payment and performance under this Agreement being the State of Illinois, this Agreement and such documents and instruments shall be construed and enforced according to the laws of that State.

      10.8 ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and beneficiaries hereof and their respective heirs, executors, personal representatives, successors and assigns; PROVIDED, HOWEVER, that no party hereto other than Lender may assign any of its rights or obligations hereunder, if any, and any such purported or attempted assignment shall be null and void AB INITIO and of no force or effect.

      10.9 NO THIRD PARTY BENEFICIARIES. Unless expressly provided otherwise herein, this Agreement is made and entered into for the sole protection and benefit of the parties hereto and Grantee, and no other person, persons, entity or entities shall have any right of action hereon, right to claim any right or benefit from the terms contained herein or be deemed a third party beneficiary hereunder.

      10.10 COUNTERPARTS. Any of this Agreement and the documents and instruments to be executed and delivered pursuant to this Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

      10.11 ATTORNEYS' FEES COSTS AND EXPENSES. Anything to the contrary hereof in notwithstanding, in any action, proceeding or dispute resolution process arising from, out of or in connection with this Agreement and the transactions contemplated hereby, Lender shall be entitled to recover from the Borrower the costs, expenses and attorneys' fees incurred by it in connection therewith, if Lender is prevailing party. Nothing contained in this Section is intended to limit any provision regarding payment of attorney's fees, costs, expenses and similar matters contained elsewhere in this Agreement or in any other document or instrument to be executed and delivered pursuant to this Agreement.

      10.12 CUMULATIVE REMEDIES.     Unless expressly provided otherwise
herein, the rights and remedies of Lender provided for herein shall be cumulative and concurrent and shall include all other rights and remedies available at law or in equity, may be pursued singly, successively or together, at the sole and absolute discretion of the Lender and may be exercised as often as occasion therefor shall arise.

      10.13 BUSINESS DAY. If any payment to be made or obligation to be performed hereunder is to be made or performed on a day other than a business day, it shall be deemed to be made or performed in a timely manner if done on the next succeeding business day. For the purposes of this Agreement, a business day shall be any day other than a Saturday, Sunday or official Federal or State of Illinois holiday.

      10.14 FURTHER ASSURANCES. The Borrower covenants and agrees that, from and after the execution and delivery of this Agreement, it shall, from time to time, execute and deliver any and all documents and instruments as are reasonably necessary or rested by Lender to carry out the intent of the Agreement, provided that the execution and delivery of said documents and instruments does not increase his or its liability beyond that contemplated by this Agreement.

      10.15 TIME OF ESSENCE.   Time  is  of  the  essence  of  this
Agreement.

      10.16 KNOWLEDGE: LIABILITY OF GLIMCHER AND ZAMAGIAS. When used in this Agreement, references to the Borrower's "knowledge" shall mean, with respect to knowledge attributed to the Borrower through Glimcher, matters of which Glimcher has current actual knowledge or that it is commercially reasonable to expect that the managing general partner of a partnership owning and operating a property such as the Project would have, based upon a commercially reasonable investigation, and, with respect to knowledge attributed to the Borrower through Zamagias, matters of which Zamagias or one of his personal agents or representatives (such as attorneys, accountants and business managers, but expressly excluding Glimcher) possesses current actual knowledge. Notwithstanding any of the foregoing, the Lender acknowledges and agrees that the indirect, secondary liability of Glimcher and Zamagias, as general partners of the Borrower, under this Agreement and the other Settlement Documents shall be limited as follows:

            10.16.1 Glimcher shall have no indirect, secondary liability as to matters arising out of a breach of the representations and warranties contained in this Agreement and the other Settlement Documents, but Glimcher hereby represents and warrants that he has reviewed such representations and warranties (including, without limitation, those representations and warranties contained in Article VI of this Agreement) and that he has no current actual knowledge that any such representations and warranties are materially incorrect, incomplete or misleading and Glimcher acknowledges and agrees that he shall have direct personal liability if the representations and warranties contained in this Section 10.16.1 are materially incorrect;


            10.16.2 Zamagias shall have no indirect, secondary liability as to matters arising out of a breach of the representations and warranties contained in this Agreement and the other Settlement Documents, but Zamagias hereby represents and warrants that he has reviewed such representations and warranties (including, without limitation, those representations and warranties contained in Article VI of this Agreement) and that he has no current actual knowledge that any such representations and warranties are materially incorrect, incomplete or misleading and Zamagias acknowledges and agrees that he shall have direct personal liability if the representations and warranties contained in this Section
10.16.2 are materially incorrect;

            10.16.3 as to the covenants and agreements contained in any one or more of this Agreement and the Settlement Documents, the indirect secondary liability of Glimcher and Zamagias, as general partners of the Borrower shall be "non-recourse" in nature to Glimcher and Zamagias except, with respect to each of them, to the extent that any breach, default or other non-performance of any such covenant or agreement arises out of the fraudulent, grossly negligent or willful acts or omissions of either or both of them, in which event the partner or partners who have so acted or omitted to act shall, jointly and severally with the Borrower, be personally liable for such breach, default or other nonperformance.

Lender acknowledges and agrees further that, the direct, primary personal liability of Glimcher and Zamagias under this Agreement shall be limited to the matters expressly set forth in Section 2.1.4, Section 7.1, Section 9.1,
Section 10.16.1 (with respect to Glimcher), Section 10.16.2 (with respect to Zamagias) and Section 10.17.

      10.17 WAIVER OF TRIAL BY JURY; VENUE. BORROWER AND (AS EVIDENCED BY THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT IN THEIR CAPACITIES AS GENERAL PARTNERS OF THE BORROWER AND BY THEIR INITIALS SET FORTH BELOW THIS SECTION, BUT SOLELY WITH RESPECT TO HIMSELF AND BORROWER), GLIMCHER AND ZAMAGIAS EACH IRREVOCABLY AND

UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT TO BE EXECUTED AND DELIVERED PURSUANT TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OP FACT TO INDUCE THIS WAIVER OP TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH OF BORROWER AND (AS EVIDENCED BY THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT IN THEIR CAPACITIES AS GENERAL PARTNERS OF THE BORROWER AND BY THEIR INITIALS SET FORTH BELOW THIS SECTION, BUT SOLELY WITH RESPECT TO HIMSELF AND BORROWER), GLIMCHER AND ZAMAGIAS EACH FURTHER ACKNOWLEDGES AND AGREES THAT BE OR IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF HIS OR ITS OWN FREE WILL, THAT BE OR IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL, THAT THE PROPERTY AND OTHER SUBJECT MATTER OF THIS AGREEMENT IS SITUATED IN KANE COUNTY, ILLINOIS AND THAT, UNLESS LENDER AGREES OTHERWISE, ANY AND ALL LEGAL PROCEEDINGS INSTITUTED IN RESPECT OF THIS AGREEMENT, THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE INSTITUTED IN THE CIRCUIT COURT OF, OR THE UNITED STATES COURTS SITTING PERMANENTLY IN, KANE COUNTY, ILLINOIS.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed this effective as of the day and year first above written.

                                  LENDER:

                                            JMB MORTGAGE PARTNERS, LTD.-
                                            III, an Illinois limited
      partnership


                                            By:JMB Realty Corporation, a
                                            Delaware corporation


                                            By:    JULIE WALNER
                                            Name:  Julie Walner
ATTEST                                      Title:  Vice President
By:   SHEREEN TAYLOR
Name: Shereen Taylor
Title:Senior Counsel


                                 BORROWER:

                                     SPRING HILL ASSOCIATES, an Ohio
general partnership


                                     By:   ROBERT I. GLIMCHER
                                     Name: Robert I. Glimcher
                                     Title:  One of its General Partners
                                             (and, for the purposes of
Sections 2.1.4, 7.1, 9.1, 10.16.1 and 10.17, individually)


                                     By:  MICHAEL G. ZAMAGIAS
                                     Name: Michael G. Zamagias
                                     Title:  One of its General Partners
                                             (and, for the purposes of
Sections 2.1.4, 7.1, 9.1, 10.16.2 and 10.17, individually)

                                  SCHEDULE A

                         Legal Description of Land


       PARCEL ONE:


       LOTS 1 AND 3 IN SPRING HILL FASHION CORNER, BEING A RESUBDIVISION
OF LOTS 5, 6, 7, 8 AND 9 OF THE PLAT OF SPRING HILL SOUTHEAST AND UNSUBDIVIDED LANDS IN THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 42 NORTH, RANGE 8, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER 21, 1984 AS DOCUMENT 1702859 IN KANE COUNTY, ILLINOIS.


       PARCEL TWO:

       EASEMENT CREATING A MEANS OF DRAINAGE OF SURFACE WATER FOR THE BENEFIT OF PARCEL ONE AS SET FORTH IN EASEMENT AGREEMENT DATED OCTOBER 26, 1984 AND RECORDED OCTOBER 30, 1984, AS DOCUMENT NO. 1700606 GRANTED BY HOMART DEVELOPMENT CO., A DELAWARE CORPORATION IN FAVOR OF SPRING HILL ASSOCIATES, AN OHIO GENERAL PARTNERSHIP OVER THE STORM DRAINAGE ROUTING DESCRIBED AS FOLLOWS: BEGINNING AT A POINT, DEFINED AS THE INTERSECTION OF THE CENTER LINE OF ENTRANCE ROAD B OF SPRING HILL MALL AND THE NORTHERN R.O.W. LINE OF STATE HIGHWAY 72; THENCE, NORTHERLY ALONG SAID CENTERLINE OF ENTRANCE ROAD B A DISTANCE OF 260 FEET TO A POINT; THENCE EASTERLY 40 FEET TO AN EXISTING STORM SEWER MANHOLE; THENCE EAST 17 FEET ALONG A 36 INCH CMP TO THE WEST PROPERTY LINE OF LOT NUMBER 9 OF SPRING HILL SOUTHEAST SUBDIVISION, TO THE TRUE POINT OF BEGINNING; THENCE WESTERLY 17 FEET ALONG THE 30 INCH CMP TO THE AFOREMENTIONED STORM SEWER MANHOLE; THENCE WESTERLY 162 FEET ALONG AN EXISTING 36 INCH CMP TO AN OUTFALL STRUCTURE IN THE SPRING HILL MALL DETENTION POND; THENCE TO THE AFOREMENTIONED DETENTION POND.

       PARCEL THREE:

       ACCESS EASEMENT OVER, ACROSS AND UPON THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 42 NORTH, RANGE 8, EAST OF THE THIRD PRINCIPAL MERIDIAN KNOWN AS "RING ROAD" AS DESCRIBED AND DELINEATED ON EXHIBIT "B" ATTACHED TO AND FORMING A PART OF THE OPERATING AGREEMENT RECORDED APRIL 27, 1981 AS DOCUMENT 1575014, IN THE OFFICE OF THE RECORDER OF DEEDS, KANE COUNTY, ILLINOIS.

       PARCEL FOUR:

       EASEMENT FOR PARKING AND INGRESS AND EGRESS ON, OVER AND THROUGH LOTS 1, 3 AND 4 OF SPRING HILL FASHION CORNER, AS MORE FULLY DESCRIBED IN PARCEL ONE ABOVE, AS CREATED BY DECLARATION OF COMMON AREA INGRESS-EGRESS AND PARKING EASEMENT RECORDED OCTOBER 30, 1984 AS DOCUMENT 1700608, IN THE OFFICE OF THE RECORDER OF DEEDS, KANE COUNTY, ILLINOIS.





Common Street Address:              Spring Hill Fashion Corner
                                    State, Routes 31 and 72
                                    West Dundee
                                    Kane County, Illinois

Permanent Index Nos.:               03-22-326-044 and 03-22-326-046





                                  -29-


                                SCHEDULE C

                        SCHEDULE OF LOAN DOCUMENTS






1. Promissory Note, dated February 13, 1986, made by Borrower and payable to the order of Lender in the principal amount of $10,500, 000.00 (the "Major NOTE");

2. Promissory Note, dated February 13, 1986, made by Borrower and payable to the order of Lender in the principal amount of $500, 000.00 (the "MINOR NOTE") (the Major Note and the Minor Note sometimes are referred to in this Agreement individually as a "Note" and collectively as the "Notes");

3. Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of February 13, 1986 and recorded in the Office of the Recorder of Deeds of Kane County, Illinois on February 14, 1986 as Document No. 1756892 (the "Mortgage");

4. Letter of Credit No. 53952-IC (subsequently redesignated No. A-302331) issued by Pittsburgh National Bank (n/k/a PNC Bank National
Association ("PNC Bank")) for the account of Glimcher in the amount of $250,000.00 (the "GlIMCHER LETTER of Credit");

5. Letter of Credit No. 01203, issued by Dollar Bank for the account of Zamagias in the amount of $250,000.00 (the "ZAMAGIAS LETTER OF CREDIT").

















                                   -30-


                              SCHEDULE 2.1.3

                                LIABILITIES


                        Principal -       $10,030,000.00

                        Interest -        $ 2,468,891.24


STATE OF ILLINOIS       )
                        )  SS:
COUNTY OF KANE          )


                           SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED made and entered into this 2nd day of May, 1995, by and between SPRING HILL ASSOCIATES, and Ohio General Partnership, with its principal address at One Mellon Bank Center, Suite 2000, Pittsburgh, PA. 15219, hereinafter referred to as "Grantee", and JMB/SPRING HILL ASSOCIATES, an Illinois general partnership, whose address is c/o JMB Realty Corporation, 900 North Michigan Avenue, Chicago, Illinois 60611, hereinafter referred to as "Grantee",
                            W I T E S S E T H:
That said Grantor for and in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration, paid by Grantee, the receipt and sufficiency of such consideration being hereby acknowledged, does by these presents bargain, sell, convey and confirm unto Grantee, a certain tract or parcel of land, together with the
THIS DOCUMENT PREPARED BY:
James E. DiGregory, Esq.
One Mellon Bank Center, Suite 2000
Pittsburgh, PA. 15219

UPON RECORDATION RETURN TO:
David M. Lesser, Esq.
Katten, Muchin & Zavis
525 West Monroe Street, Suite 1600
Chicago, Illinois 60661

SEND TAX BILLS TO:
Robert H. Cohen, Vice President, Group Manager
JMB Retail Properties Co.
152 Stratford Square
Bloomingdale, Illinois 60108




improvements thereon and appurtenances thereunto belonging, situate in Kane County, Illinois, which said real estate hereby conveyed is more particularly described on Exhibit "A" attached hereto and make a part hereof.

TO HAVE AND TO HOLD THE SAME, together with all rights and appurtenances to the same belonging, unto the Grantee and to its successors and assigns forever. The Grantor hereby covenants that it and its successors and assigns do, shall and will Warrant and Defend the title to the premises unto the said Grantee and to its successors and assigns forever, against the lawful claims of all persons claiming by, from, through or under Grantor, but none other.






IN WITNESS WHEREOF, the Grantor has executed these presents the day and year first above written.



In the presence of:                 GRANTOR:
                                    SPRING HILL ASSOCIATES, an Ohio
                                    General Partnership



                                    ROBERT I. GLIMCHER
                                    Robert I. Glimcher, General Partner




                                    Michael G. Zamagias, General Partner




COMMONWEALTH OF PENNSYLVANIA  )
                              )   SS:
COUNTY OF ALLEGHENY           )



      On this 15th day of February, 1995, before me, a Notary Public, personally appeared Robert I.Glimcher, who acknowledged himself to be the general partner of SPRING HILL ASSOCIATES, an Ohio general partnership, and that he, as general partner, being duly authorized to do so, executed the foregoing instrument for the purposes set forth therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                    COLLEEN MOORE
                                    Colleen Moore
                                    Notary Public

                                    My Commission Exp.: June 29, 1996

[Notarial Seal]



COMMONWEALTH OF PENNSYLVANIA  )
                              )     SS:
COUNTY OF ALLEGHENY           )



      On this ------ day of ----------, before me, a Notary Public, personally appeared Michael G. Zamagias, who acknowledged himself to be the general partner of SPRING HILL ASSOCIATES, an Ohio general partnership, and that he, as general partner, being duly authorized to do so, executed the foregoing instrument for the purposes set forth therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                          Notary Public

                                          My Commission Expires.:

[Notarial Seal]



IMPROVEMENTS THEREON AND APPURTENANCES THEREUNTO BELONGING, SITUATE IN KANE COUNTY, ILLINOIS, WHICH SAID REAL ESTATE HEREBY CONVEYED IS MORE
PARTICULARLY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE PART HEREOF.

TO HAVE AND TO HOLD THE SAME, TOGETHER WITH ALL RIGHTS AND APPURTENANCES TO THE SAME BELONGING, UNTO THE GRANTEE AND TO ITS SUCCESSORS AND ASSIGNS FOREVER. THE GRANTOR HEREBY COVENANTS THAT IT AND ITS SUCCESSORS AND ASSIGNS FOREVER DO, SHALL AND WILL WARRANT AND DEFEND THE TITLE TO THE PREMISES UNTO THE SAID GRANTEE AND TO ITS SUCCESSORS AND ASSIGNS FOREVER, AGAINST THE LAWFUL CLAIMS OF ALL PERSONS CLAIMING BY, FROM, THROUGH OR UNDER GRANTOR, BUT NONE OTHER.




IN WITNESS WHEREOF, THE GRANTOR HAS EXECUTED THESE PRESENTS THE DAY AND YEAR FIRST ABOVE WRITTEN;


In the presence of:                 GRANTOR:
                                    SPRING HILL ASSOCIATES, and Ohio
                                    General Partnership



                                    ROBERT I. GLIMCHER,
                                    Robert I. Glimcher, General Partner

                                    MICHAEL G. ZAMAGIAS,
                                    Michael G. Zamagias, General Partner




COMMONWEALTH OF PENNSYLVANIA  )
                              )     SS:
COUNTY OF ALLEGHENY           )



      On this 15th day of February, 1995, before me, a Notary Public, personally appeared Robert I.Glimcher, who acknowledged himself to be the general partner of SPRING HILL ASSOCIATES, an Ohio general partnership, and that he, as general partner, being duly authorized to do so, executed the foregoing instrument for the purposes set forth therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    Colleen Moore
                                    Notary Public
                                    My Commission Exp.: June 29, 1996

[Notarial Seal]



COMMONWEALTH OF PENNSYLVANIA  )
                              )     SS:
COUNTY OF ALLEGHENY           )



      On this 2ND day of May, 1995, before me, a Notary Public, personally appeared Michael G. Zamagias, who acknowledged himself to be the general partner of SPRING HILL ASSOCIATES, an Ohio general partnership, and that he, as general partner, being duly authorized to do so, executed the foregoing instrument for the purposes set forth therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                    CAROL A. MACSURAK
                                    Carol A. Macsurak
                                    Notary Public

                                    My Commission Exp.: April 28, 1997


                                 EXHIBIT A
                         LEGAL DESCRIPTION OF LAND


            PARCEL ONE:

            LOTS I.     AND 3 IN SPRING HILL FASHION CORNER, BEING A
RESUBDIVISION OF LOTS 5, 6, 7 AND 8 OF THE PLAT OF SPRING HILL SOUTHEAST AND UNSUBDIVIDED LANDS IN THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 42 NORTH, RANGE 8, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER 21, I984 AS DOCUMENT 1702859 IN KANE COUNTY, ILLINOIS.

            PARCEL TWO:

            EASEMENT CREATING A MEANS OF DRAINAGE OF SURFACE WATER FOR THE BENEFIT OF PARCEL ONE AS SET FORTH IN EASEMENT AGREEMENT DATED OCTOBER 26, 1984 AND RECORDED OCTOBER 30, 1984, AS DOCUMENT NO. 1700606 GRANTED BY HOMART DEVELOPMENT CO., A DELAWARE CORPORATION IN FAVOR OF SPRING HILL ASSOCIATES, AN OHIO GENERAL PARTNERSHIP OVER THE STORM DRAINAGE ROUTING DESCRIBED AS FOLLOWS: BEGINNING AT A POINT, DEFINED AS THE INTERSECTION OF THE CENTER LINE OF ENTRANCE ROAD B OF SPRING HILL MALL AND THE NORTHERN R.O.W. LINE OF STATE HIGHWAY 72; THENCE, NORTHERLY ALONG SAID CENTERLINE OF ENTRANCE ROAD B A DISTANCE OF 260 FEET TO A POINT; THENCE EASTERLY 40 FEET TO AN EXISTING STORM SEWER MANHOLE; THENCE EAST 17 FEET ALONG A 36 INCH CMP TO THE WEST PROPERTY LINE OF LOT NUMBER 9 OF SPRING HILL SOUTHEAST SUBDIVISION, TO THE TRUE POINT OF BEGINNING; THENCE WESTERLY 17 FEET ALONG THE 30 INCH CMP TO THE AFOREMENTIONED STORM SEWER MANHOLE; THENCE WESTERLY 162 FEET ALONG AN EXISTING 36 INCH CMP TO AN OUTFALL STRUCTURE IN THE SPRING HILL MALL DETENTION POND; THENCE TO THE AFOREMENTIONED DETENTION POND.

            PARCEL THREE:

            ACCESS EASEMENT OVER, ACROSS AND UPON THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 42 NORTH, RANGE 8, EAST OF THE THIRD PRINCIPAL MERIDIAN KNOWN AS "RING ROAD" AS DESCRIBED AND DELINEATED ON EXHIBIT "B" AFFECT TO AND FORMING A PART OF THE OPERATING AGREEMENT RECORDED APRIL 27, 1981 AS DOCUMENT 1575014, IN THE OFFICE OF THE RECORDER OF DEEDS, KANE COUNTY, ILLINOIS.

            PARCEL FOUR:

            EASEMENT FOR PARKING AND INGRESS AND EGRESS ON, OVER AND THROUGH LOTS I, 3 AND 4 OF SPRING HILL FASHION CORNER, AS MORE FULLY DESCRIBED IN PARCEL ONE ABOVE, AS CREATED BY DECLARATION OF COMMON AREA INGRESS-EGRESS AND PARKING EASEMENT RECORDED OCTOBER 30. 1984 AS DOCUMENT 1700608, IN THE OFFICE OF THE
            RECORDER OF DEEDS, KANE COUNTY, ILLINOIS.



      Cohn Street Address:    Spring Hill Fashion Corner
                              State Routes 31 and 72
                              West Dundee
                              Kane County, Illinois

      Permanent Index Nos.:   03-22-326-044 and 03-22-326-046


                           WARRANTY BILL OF SALE

      For and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt, adequacy and sufficiency of which hereby are acknowledged, SPRING HILL ASSOCIATES, an Ohio general partnership ("BORROWER"), hereby warrants, sells, transfers, conveys, delivers, assigns and sets over to JMB/SPRING HILL ASSOCIATES, an Illinois general partnership, its successors and assigns (collectively, "GRANTEE") all of its right, title and interest in and to personal property of any kind or nature whatsoever, whether tangible or intangible, owned by Borrower and located at and used in connection with the "REAL PROPERTY" [as that term is defined in the Agreement for Deed in Lieu of Foreclosure, dated as of April 1, 1995 ("AGREEMENT"), by and among Borrower and JMB Mortgage Partners - III, Ltd., an Illinois limited partnership ("LENDER")], including, without limitation, the items listed on
SCHEDULE 3.1.4 appended to the Agreement.

      Nothing contained herein shall operate so as to supersede representations, warranties, covenants or agreements made by Borrower or Lender in the Agreement.

      Borrower hereby warrants that it owns such personal property, in each case free of all claims, liens and encumbrances not disclosed in the Agreement.

      The interests of Grantee in and to the property conveyed hereby shall not merge with the interest of Lender or Grantee under the Loan Documents (as that term is defined in the Agreement).



      IN WITNESS WHEREOF, Borrower has caused this Warranty Bill of Sale to be executed as of the day and year first below written


DATED:      April 2, 1995

                              SPRING HILL ASSOCIATES, an Ohio
                              general Partnership


                              By:   ROBERT I. GLIMCHER
                              Name: Robert I. Glimcher
                              Its:  General Partner


The foregoing Warranty Bill
of Sale is consented to on
behalf of Borrower


By:   MICHAEL G. ZAMAGIAS
Name: Michael G. Zamagias
Its:  General Partner


STATE OF PENNSYLVANIA         )
                              )     SS
COUNTY OF ALLEGHENY           )



                              ACKNOWLEDGEMENT

      I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Robert I. Glimcher, personally known to me to be the same person whose name is subscribed to the foregoing instrument as a general partner of Spring Hill Associates, an Ohio general partnership, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said partnership, for the uses and purposes set forth therein.

      GIVEN under my hand and Notarial seal this 4th day of April 1995.


                                    COLLEEN MOORE
                                    Notary Public


My commission expires: June 29, 1996


STATE OF PENNSYLVANIA         )
                              )     SS
COUNTY OF ALLEGHENY           )



                              ACKNOWLEDGEMENT

      I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Robert I. Glimcher, personally known to me to be the same person whose name is subscribed to the foregoing instrument as a general partner of Spring Hill Associates, an Ohio general partnership, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said partnership, for the uses and purposes set forth therein.

      GIVEN under my hand and Notarial seal this 10th day of April 1995.


                                    CAROL A. MACSURAK
                                    Carol A. Macsurak
                                    Notary Public


My commission expires: April 28, 1997